Exhibit 10.4

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated November 11, 2022 (this

“Amendment”), is made by and among WDB Holding PA, Inc., a Pennsylvania corporation (the “Borrower”), the Loan Parties party hereto, and the Lenders party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 18, 2020, as amended by Amendment No. 1 thereto, dated as of April 28, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the Effective Date, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto, and Acquiom Agency Services LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders consent to certain amendments to the Credit Agreement on the terms set forth herein, which amendments are permitted with the consent of the Required Lenders;

WHEREAS, the Administrative Agent has received consent to the amendment contemplated hereby from Lenders constituting at least the Required Lenders and, accordingly, on behalf of the Lenders, consents, on the terms and subject to the conditions set forth below, to this Amendment; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Credit Agreement Amendment: Consolidated Interest Coverage Ratio.

With effect from the Effective Date (as defined below), each of the parties hereto agrees that Section 6.12(b) shall be amended as follows:

(a)
the reference to “October 31, 2022” in the table in Section 6.12(b) of the Credit Agreement is deleted and replaced with “September 30, 2022”; and

(b)
immediately below the table in Section 6.12(b) a new proviso clause shall be inserted to read in full as follows:

“Notwithstanding the foregoing or any other provision of this Credit Agreement, including Section 5.02(a), the Consolidated Interest Coverage Ratio for the period ended September 30, 2022 shall not be applicable, and shall not be required to be calculated or reported by the Borrower on any Compliance Certificate or for any other purposes, provided that, on or prior to December 15, 2022, either

(i)
the Borrower shall have furnished to the Agent and the Lenders a proposal for certain enhancements and amendments under the Credit Agreement that is acceptable to the Required Lenders, and Borrower and the Agent (on behalf of the Required Lenders) shall have entered into a further amendment to the Credit Agreement in respect of such matters (the “Subsequent Amendment”) or

(ii)
such Subsequent Amendment shall not have been entered into and the Consolidated Interest Coverage Ratio for the period ended September 30,

CAN_DMS: \148595974\7

2022 (as it is, or as amended with the consent of the Required Lenders), shall apply as from December 15, 2022 and the Borrower shall, no later than such date, deliver a Compliance Certificate setting forth reasonably detailed calculations demonstrating compliance with the Consolidated Interest Coverage Ratio for the period ended September 30, 2022.”

Section 2. Credit Agreement Amendment: Mandatory Prepayment.

With effect from the Effective Date (as defined below), each of the parties hereto agrees that Section 2.05(b) shall be amended as follows:

(a)
a new clause 2.05(b)(iv) shall be inserted immediately following clause 2.05(b)(iii) to read in full as follows:

“(iv) On the date of Amendment No. 2 to this Agreement (“Amendment No. 2”), but subject to the execution and effectiveness thereof, the Borrower makes an offer (the “Mandatory Offer”) to all Lenders holding outstanding Loans to prepay $5,000,000 aggregate principal amount of Loans at a prepayment price equal to 103.22% of the principal amount prepaid, plus accrued and unpaid interest to, but excluding, the prepayment date. The Mandatory Offer is made to all Lenders and is open for acceptance by all Lenders for five (5) Business Days following the date of Amendment No. 2 (the “Acceptance Period”). No later than the third (3rd) Business Day following the end of the Acceptance Period, the Borrower shall pay to each Lender that accepted (by confirmation to the Administrative Agent prior to the end of the Acceptance Period) such Mandatory Offer its pro rata share (based on the aggregate principal amount of Loans held by each accepting Lender) of the $5,000,000 aggregate principal amount prepayment, at the prepayment price set forth above.”

Section 3. “Notwithstanding the foregoing or any other provision of this Credit Agreement, including Section 5.02(a), the Consolidated Interest Coverage Ratio for the period ended September 30, 2022 shall not be applicable, and shall not be required to be calculated or reported by the Borrower on any Compliance Certificate or for any other purposes

Section 4. Costs and Expenses. The Borrower shall reimburse the Administrative Agent, the Collateral Agent and the Lenders for all reasonable and documented legal fees and other reasonable out-of- pocket expenses incurred in connection with the amendment to the Credit Agreement described herein.

Section 5. Effective Date. This Amendment shall be effective as of September 30, 2022 (the “Effective Date”).

Section 6. Representations and Warranties. The Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders on the date hereof that:

(a)
the execution, delivery and performance of this Amendment is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;

(b)
this Amendment has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and

(c)
the representations and warranties of the Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).

Section 7. Reaffirmation. Each Loan Party consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms (i) the existing security interests granted in favor of the Collateral Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein, which security interests shall continue in full force and effect after giving effect to this Amendment to secure the Obligations as and to the extent provided in the Loan Documents and (ii) its obligations under the Guaranty Agreement shall remain in full force and effect after giving effect to this Amendment and the obligations under this Amendment constitute “Obligations” included within the Guarantee in accordance with the terms therein.

Section 8. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 9.02 of the Credit Agreement.

Section 9. Entire Agreement. This Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the Effective Date, each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

Section 10. Governing Law and Waiver of Right to Trial by Jury.

(a)
THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)
The jurisdiction, waiver of venue, waiver of defense of illegality, service of process and waiver of right to trial by jury provisions in Section 9.09(b) through (e) and Section 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

Section 11. Severability. To the extent permitted by law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 12. Counterparts; Electronic Signature. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original,

but all of which when taken together shall constitute a single contract. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 13. Loan Document; No Novation. On and after the Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Amendment may be amended or waived solely by the parties hereto as set forth in Section 8 above). This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.